UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2007
CORILLIAN CORPORATION
(Exact name of registrant as specified in its charter)
Commission file number: 0-29291

Oregon	91-1795219
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3400 NW John Olsen Place Hillsboro, Oregon	97124
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (503) 629-3300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Merger Agreement
     On February 13, 2007, Corillian Corporation (“Corillian”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CheckFree Corporation (“CheckFree”) and CF Oregon, Inc., a wholly-owned subsidiary of CheckFree (“Merger Sub”). Under the Merger Agreement, Merger Sub will be merged with and into Corillian (the “Merger”), with Corillian continuing after the Merger as the surviving corporation and a subsidiary of CheckFree. At the effective time of the Merger each issued and outstanding share of Corillian’s common stock (the “Common Stock”) will be converted into the right to receive $5.15 in cash (the “Merger Consideration”). In addition, each holder of an option to purchase shares of Common Stock will be entitled to receive a per share cash payment equal to the amount by which the Merger Consideration exceeds the exercise price of such option (if any), less any applicable withholding taxes.
     Corillian has made customary representations and warranties and agreed to customary covenants in the Merger Agreement. The completion of the Merger is subject to approval of the Merger Agreement by Corillian’s shareholders, expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and other customary closing conditions. The transaction is not subject to any financing condition.
     The Merger Agreement contains certain termination rights and provides that, upon the termination of the Merger Agreement under specified circumstances, Corillian may be required to pay CheckFree a termination fee equal to $5,500,000.
     Following the Merger, Corillian will cease to be a reporting company under the Securities Exchange Act of 1934, as amended, and its Common Stock will cease to be traded on the Nasdaq National Market.
     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2 hereto. The Merger Agreement is included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Corillian or the other parties thereto. In particular, the assertions embodied in Corillian’s representations and warranties contained in the Merger Agreement are qualified by information in the disclosure schedule provided by Corillian to CheckFree in connection with the signing of the Merger Agreement. This disclosure schedule contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Corillian and CheckFree rather than establishing matters as facts. Accordingly, investors and securityholders should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about Corillian or CheckFree.
Additional Information and Where to Find It
     In connection with the proposed merger, Corillian will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission (the “SEC”). Investors and security holders of Corillian are urged to read the proxy statement and other relevant documents filed with the SEC when they become available, because they will contain important information. Investors and security holders may obtain free copies of the proxy statement and other documents when they become available by contacting Corillian Investor Relations through the Corillian website at http://www.corillian.com/investors or by mail at Corillian Corporation, 3400 NW John Olsen Place, Hillsboro, OR 97124, Attn: Investor Relations. In addition, documents filed with the SEC by Corillian are available free of charge at the Securities and Exchange Commission’s website at http://www.sec.gov.
     Corillian and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Corillian in connection with the proposed transaction. Information concerning the special interests of these directors, executive officers and other members of Corillian’s management and employees in the proposed transaction will be included in the proxy statement of Corillian described above. Information regarding Corillian’s directors and executive officers is also available in its Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (filed March 16, 2006), and in its proxy statement for its 2006 Annual Meeting of Shareholders, filed with the SEC on April 20, 2006 on Schedule 14A. These documents are available free of charge at the SEC’s website at www.sec.gov and from Investor Relations at Corillian as described above.
Item 7.01 Regulation FD
     On February 14, 2007, Corillian and CheckFree issued a joint press release announcing the signing of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     Pursuant to General Instruction F of Form 8-K, a copy of the Press Release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The information in this Item 7.01 of Form 8-K, as well as Exhibit 99.1, shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Forward Looking Statements
     This communication contains forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, particularly those statements regarding the effects of the proposed merger and those preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” or similar expressions. Forward-looking statements relating to expectations about future results or events are based upon information available as of today’s date, and there is no assumed obligation to update any of these statements. The forward-looking statements are not guarantees of future performance, and actual results may vary materially from the results and expectations discussed. For instance, although Corillian and CheckFree have signed an agreement for a subsidiary of CheckFree to merge with and into Corillian, there is no assurance that they will complete the proposed merger. The proposed merger may not occur if the companies do not receive necessary approval of Corillian’s shareholders, or if it is blocked by a government agency, or if either Corillian or CheckFree fail to satisfy other conditions to closing. Other risks and uncertainties to which the companies are subject are discussed in the companies’ reports filed with the SEC under the caption Risk Factors and elsewhere, including, without limitation, Corillian’s Annual Report on Form 10-K for the year ended December 31, 2005 (filed March 13, 2006), Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 (filed May 10, 2006), Quarterly Report for the quarter ended June 30, 2006 (filed August 9, 2006), and Quarterly Report for the quarter ended September 30, 2006 (filed November 9, 2006). One or more of these factors have affected, and could affect Corillian’s business and financial results in future periods, and could cause actual results and issues related to the merger transaction to differ materially from plans and projections. Any forward-looking statement is qualified by reference to these risks, uncertainties and factors. Forward-looking statements speak only as of the date of the documents in which they are made. These risks, uncertainties and factors are not exclusive, and Corillian undertakes no obligation to publicly update or review any forward-looking statements to reflect events or circumstances that may arise after the date of this release, except as required by law.

Item 9.01. Financial Statements and Exhibits
     (d) Exhibits

Exhibit	Description

2	Agreement and Plan of Merger, dated February 13, 2007, by and among Corillian Corporation, CheckFree Corporation and CF Oregon, Inc.

99.1*	Press Release issued by Corillian Corporation and CheckFree Corporation, dated February 14, 2007.

*	Press Release is being “furnished” (not filed) under Item 7.01 of this Current Report on Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 14, 2007

CORILLIAN CORPORATION By:
/s/ PAUL WILDE
Paul Wilde
Chief Financial Officer

CORILLIAN CORPORATION
FORM 8-K
INDEX TO EXHIBITS

Exhibit	Description

2	Agreement and Plan of Merger, dated February 13, 2007, by and among Corillian Corporation, CheckFree Corporation and CF Oregon, Inc.

99.1*	Press Release issued by Corillian Corporation and CheckFree Corporation, dated February 14, 2007.

*	Press Release is being “furnished” (not filed) under Item 7.01 of this Current Report on Form 8-K.